EXHIBIT 32


                    CERTIFICATION OF CHIEF EXECUTIVE OFFICER
                           AND CHIEF FINANCIAL OFFICER
           PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Malcolm J. Wright, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the amended Annual Report of American Leisure Holdings, Inc. on Form 10-KSB/A for the fiscal year ended December 31, 2005 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such amended Form 10-KSB fairly presents in all material respects the financial condition and results of operations of American Leisure Holdings, Inc.


Date: March 16, 2007

                                        By: /s/ Malcolm J. Wright
                                            ---------------------
                                             Malcolm J. Wright,
                                             Chief Executive Officer and
                                             Chief Financial Officer

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